UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 29, 2011

PREMIER HOLDING CORP.

(Name of small business issuer specified in its charter)

Nevada	000-53824	88-0344135
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

4705 West Addisyn Court

Visalia, CA 93291

(Address of principal executive offices)

 (former name or former address, if changed since last report)

559-732-8177

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 29, 2011, Premier Holding Corp. (“Premier” or the “Company”) agreed to acquire additional assets by issuing shares of the Company’s stock. The Company entered agreements to acquire assets from WePower, LLC and Green Central Holdings, Inc. in order to start a second line of business. The business will offer clean energy products and services to commercial markets and developers and management companies of large scale residential developments. The core business expects to deliver green solutions, branded specifically by the business as "ecolutions", which include best of class alternative energy technologies, wind turbines, solar-power systems, smart active controls for outdoor and indoor lighting systems, energy and power control management systems, fuel reduction solutions for transportation and other technologies specific to its market. Additional integrated business offerings will include direct energy services as power purchase agreements, energy financing and leasing of solar and wind-powered generation programs in urban and rural real estate environments.

The assets included will allow the subsidiary an opportunity to distribute a wide array of clean technologies and sustainable energy products and solutions. In addition to the acquired assets the company intends to staff the subsidiary with personnel that is experienced in financing, tax credits, rebates, depreciation and calculating overall effectiveness of green products and solutions to create formulaic integration of green products, solutions, sustainable materials and clean technology systems. The subsidiary expects to design and implement customized strategies specifically designed for each end user. The combination of these services, products and expertise will be used to create a business focused on the integration of clean energy solutions and services. Premier has formed PRHL Subsidiary A, Inc. to focus in this area.

The company entered an Asset Purchase Agreement with WePower, LLC, a Delaware limited liability company, to acquire phone list, marketing databases, marketing materials, various trademarks and patent applications relating to green energy products and services. The Company agreed to issue 3,299,539 shares of common stock for the assets. These assets, along with assets acquired form Green Central Holdings, Inc., a Nevada corporation, will be contributed to PRHL Subsidiary A, Inc. The Company has invited Kevin Donovan to serve as President of PRHL Subsidiary A, Inc. An experienced executive, business strategist and master brand architect Mr. Donovan may be best known for his work as the Director of the Salt Lake 2002 Winter Olympics.

The Company entered an Asset Purchase Agreement with Green Central Holdings, Inc., a Nevada corporation, to acquire sales leads, marketing materials, distribution agreements, and joint venture agreements relating to green energy products and services. The Company agreed to issue 2,810,719 shares of common stock for the assets. These assets, along with assets acquired from WePower, LLC, a Delaware limited liability company, will be contributed to PRHL Subsidiary A, Inc. The Company has invited Kevin Donovan to serve as President PRHL Subsidiary A, Inc. Mr. Donovan has identified a complete green team that he will attempt to attract to the new subsidiary.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 31, 2011, Premier Holding Corp. (“Premier” or the “Company”) completed the Asset Purchase Agreements with WePower, LLC, a Delaware limited liability company, and Green Central Holdings, Inc., a Nevada corporation. The Company issued 3,299,539 shares of common stock for the assets to WePower, LLC. (Based upon recent sales of common stock under the Registration Statement on Form S-1 at $.25 per share, the Corporation shall record a purchase price for the assets of $829,471.20, being $.25 per share). The Company issued 2,810,719 shares of common stock for the assets to Green Central Holdings, Inc. (Based upon recent sales of common stock under the Registration Statement on Form S-1 at $.25 per share, the Corporation shall record a purchase price for the assets of $702,679.75, being $.25 per share)

The asset acquired in these transactions consists of phone list, marketing database, marketing materials, various trademarks and patent applications, sales leads, distribution agreements, and joint venture agreements relating to green energy products and services. The Company entered agreements to acquire assets from WePower, LLC and Green Central Holdings, Inc. in order to start a second line of business. The Business will offer products and service to Large scale and middle market businesses that are designed to provide energy reductions, sustainability, clean tech solutions, carbon credits and financing strategies allowing the Company to position itself as true integrator of green products and solutions.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 2011, Premier Holding Corp. (“Premier” or the “Company”) completed the Asset Purchase Agreements with WePower, LLC, a Delaware limited liability company, and Green Central Holdings, Inc., a Nevada corporation. The Company issued 3,299,539 shares of common stock for the assets to WePower, LLC. (Based upon recent sales of common stock under the Registration Statement on Form S-1 at $.25 per share, the Corporation shall record a purchase price for the assets of $829,471.20, being $.25 per share). The Company issued 2,810,719 shares of common stock for the assets to Green Central Holdings, Inc. (Based upon recent sales of common stock under the Registration Statement on Form S-1 at $.25 per share, the Corporation shall record a purchase price for the assets of $702,679.75, being $.25 per share)

The asset acquired in these transactions consists of phone lists, marketing databases, marketing materials, various trademarks and patent applications, sales leads, marketing materials, distribution agreements, and joint venture agreements relating to green energy products and services. The Company entered agreements to acquire assets from WePower, LLC and Green Central Holdings, Inc. in order to start a second line of business. The business will offer products and services to commercial buildings to help the buildings reduce their energy consumption. Premier has formed PRHL Subsidiary A, Inc. to focus in this area. The Company has invited Kevin Donovan to serve as President of PRHL Subsidiary A, Inc.

The Company did not have a material relationship with either WePower, LLC, a Delaware limited liability company, or Green Central Holdings, Inc., a Nevada corporation.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On December 31, 2011, Premier Holding Corp. (“Premier” or the “Company”) completed the Asset Purchase Agreements with WePower, LLC, a Delaware limited liability company, and Green Central Holdings, Inc., a Nevada corporation. The Company issued 3,299,539 shares of common stock for the assets to WePower, LLC. (Based upon recent sales of common stock under the Registration Statement on Form S-1 at $.25 per share, the Corporation shall record a purchase price for the assets of $829,471.20, being $.25 per share). The Company issued 2,810,719 shares of common stock for the assets to Green Central Holdings, Inc. (Based upon recent sales of common stock under the Registration Statement on Form S-1 at $.25 per share, the Corporation shall record a purchase price for the assets of $702,679.75, being $.25 per share)

There was no underwriter, no underwriting discounts or commissions, no general solicitation, no advertisement, and resale restrictions were imposed by placing a Rule 144 legend on the certificates. The two persons who received securities have such knowledge in business and financial matters that he/she/it is capable of evaluating the merits and risks of the transaction. This transaction was exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering.

ITEM 8.01 OTHER EVENTS

On December 30, 2011, Premier Holding Corp. (“Premier” or the “Company”) completed the sale of all shares offered for sale under the Registration Statement on Form S-1 that was effective on September 12, 2011. The Company sold 1,000,000 shares of common stock for gross proceeds of $250,000.

The Company entered agreements to acquire assets from WePower, LLC and Green Central Holdings, Inc. in order to start a second line of business. The business will offer products and services to commercial buildings to help the buildings reduce their energy consumption. Premier has formed PRHL Subsidiary A, Inc. to focus in this area.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits:

Exhibit	Description

10.2	Asset Purchase Agreement dated December 29, 2011 with WePower, LLC
10.3	Asset Purchase Agreement dated December 29, 2011 with Green Central Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER HOLDING CORP.

	By:	/s/ Jack Gregory
Jack Gregory,
Chief Executive Officer
Date: January 3, 2012

Exhibit List

10.2	Asset Purchase Agreement dated December 29, 2011 with WePower, LLC
10.3	Asset Purchase Agreement dated December 29, 2011 with Green Central Holdings, Inc.

10.2	Asset Purchase Agreement dated December 29, 2011 with WePower, LLC

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (“Agreement”) is made on December 29, 2011 by and between Premier Holding Corporation, a Nevada corporation (“Buyer” or “PRHL”) and WePower, LLC, a Delaware limited liability company (“Seller”).

WHEREAS, the parties have undertaken such investigations of fact and due diligence on one another as such party deems reasonable and necessary to secure the benefits of the transaction set forth in this Agreement.

WHEREAS, Buyer desires to purchase acquire certain assets from Seller that are more fully identified on Schedule 1, subject to the terms and conditions of this Agreement.

WHEREAS, Seller desires to sell the assets identified on Schedule 1 to Buyer, subject to the terms and conditions of this Agreement.

NOW THEREFORE, for good and valuable consideration, the parties agree to the following transaction, terms, and conditions.

The closing for this Agreement shall be 11:50 p.m. on December 31, 2011 (the “Effective Time”). At the Effective Time, Buyer shall sell, transfer, and convey the assets identified on Schedule 1 (the “Assets”) to a newly formed subsidiary of Buyer (PRHL Subsidiary A, Inc., or other name) for 3,299,539 newly issued shares of Buyer’s common stock (the “Securities”).

The Securities shall be issued to:

WePower, LLC, a Delaware limited liability company

EIN 26-3770720

32 Journey, #250

Aliso Viejo, CA 92656

3,299,539 shares with a Rule 144 legend

SECURITIES REGISTRATION; DISCLOSURE

Private Transaction. The Seller understands that the Securities issued pursuant to this Agreement, have not been nor will they be registered under the Securities Act, but are issued pursuant to an exemption from such registration. The Securities will be restricted securities.

Access to Information. The Seller represents that, by virtue of economic bargaining power or otherwise, Seller has had access to or has been furnished with, prior to or concurrently with Closing, the same kind of information that would be available in a registration statement under the Securities Act should registration of the shares issued pursuant to this Agreement have been necessary, and that Seller had the opportunity to ask questions of and receive answers from Buyer's officers and directors, or any party acting on their behalf, concerning the business of Buyer and that Seller has had the opportunity to obtain any additional information, to the extent that Buyer possesses such information or can acquire it without unreasonable expense or effort, necessary to verify the accuracy of information obtained or furnished by Buyer.

MISCELLANEOUS PROVISIONS

All costs and expenses in the proposed sale and transfer described in this Agreement shall be borne by the Seller and Buyer in the following manner:

(A) Attorney Fees and Costs. Each party has been encouraged to and received an opportunity to be represented by its own attorney(s) in this transaction. Each party shall pay the fees of its own attorney(s), if any, except as may be expressly set forth herein to the contrary.

(B) Costs of Closing. Each party shall bear its reasonable share of all other Closing costs and expenses arising from this Agreement.

Further Assurances. At any time and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Governing Law. This Agreement shall be governed by the laws of the United States, State of California.

Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

Facsimile Counterparts. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and such executed copy may be delivered by facsimile of similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

“Buyer”

Premier Holding Corporation, a Nevada corporation

By: /s/ Jack Gregory

Name: Jack Gregory

Title: President

“Seller”

WePower, LLC, a Delaware limited liability company

By: /s/ Marvin Winkler____________

Name: Marvin Winkler

Title: Managing Member

10.3	Asset Purchase Agreement dated December 29, 2011 with Green Central Holdings, Inc.

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (“Agreement”) is made on December 29, 2011 by and between Premier Holding Corporation, a Nevada corporation (“Buyer” or “PRHL”) and Green Central Holdings Inc., a Nevada corporation (“Seller”).

WHEREAS, the parties have undertaken such investigations of fact and due diligence on one another as such party deems reasonable and necessary to secure the benefits of the transaction set forth in this Agreement.

WHEREAS, Buyer desires to purchase acquire certain assets from Seller that are more fully identified on Schedule 1, subject to the terms and conditions of this Agreement.

WHEREAS, Seller desires to sell the assets identified on Schedule 1 to Buyer, subject to the terms and conditions of this Agreement.

NOW THEREFORE, for good and valuable consideration, the parties agree to the following transaction, terms, and conditions.

The closing for this Agreement shall be 11:50 p.m. on December 31, 2011 (the “Effective Time”). At the Effective Time, Buyer shall sell, transfer, and convey the assets identified on Schedule 1 (the “Assets”) to a newly formed subsidiary of Buyer (PRHL Subsidiary A, Inc., or other name) for 2,810,719 newly issued shares of Buyer’s common stock (the “Securities”).

The Securities shall be issued to:

Green Central Holdings Inc., a Nevada corporation

EIN 27-4685736

18101 Von Karman

3rd floor

Irvine, CA 92612

2,810,719 shares with a Rule 144 legend

SECURITIES REGISTRATION; DISCLOSURE

Private Transaction. The Seller understands that the Securities issued pursuant to this Agreement, have not been nor will they be registered under the Securities Act, but are issued pursuant to an exemption from such registration. The Securities will be restricted securities.

Access to Information. The Seller represents that, by virtue of economic bargaining power or otherwise, Seller has had access to or has been furnished with, prior to or concurrently with Closing, the same kind of information that would be available in a registration statement under the Securities Act should registration of the shares issued pursuant to this Agreement have been necessary, and that Seller had the opportunity to ask questions of and receive answers from Buyer's officers and directors, or any party acting on their behalf, concerning the business of Buyer and that Seller has had the opportunity to obtain any additional information, to the extent that Buyer possesses such information or can acquire it without unreasonable expense or effort, necessary to verify the accuracy of information obtained or furnished by Buyer.

MISCELLANEOUS PROVISIONS

All costs and expenses in the proposed sale and transfer described in this Agreement shall be borne by the Seller and Buyer in the following manner:

(A) Attorney Fees and Costs. Each party has been encouraged to and received an opportunity to be represented by its own attorney(s) in this transaction. Each party shall pay the fees of its own attorney(s), if any, except as may be expressly set forth herein to the contrary.

(B) Costs of Closing. Each party shall bear its reasonable share of all other Closing costs and expenses arising from this Agreement.

Further Assurances. At any time and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Governing Law. This Agreement shall be governed by the laws of the United States, State of California.

Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

Facsimile Counterparts. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and such executed copy may be delivered by facsimile of similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

“Buyer”

Premier Holding Corporation, a Nevada corporation

By: /s/ Jack Gregory

Name: Jack Gregory

Title: President

“Seller”

Green Central Holdings, Inc., a Nevada corporation

By: /s/ Randall Letcavage

Name: Randall Letcavage

Title: President

Schedule 1

Assets to be acquired from Green Central Holdings, Inc. ($702,679.75, being 2,810,719 shares)

Distribution/Referral Agreements

➢  Sales Force Data Base

➢  Website Content

➢  Active Leads (Contacted) 1000

➢  Active Proposals (Including Nations)

➢  Leads (Per 1st Partners/76 Consulting/XYZ Zone)

➢  Marketing Materials

➢  Renewable Vendor Status With City of L.B

➢  ICSC Membership

➢  NRCA Membership

➢  CIER Membership

➢  Joint Venture with Nations Roof (Transfer)

➢  Distributor Agreement with ABC Supply

➢  Direct Purchase Agreement with ABC Supply

➢  Distribution Agreement with Orion

➢  Distribution Agreement with Ameresco

➢  Distribution Agreement with Lametric

➢  Distribution Agreement with Howard Lighting

➢  Joint Venture with 1st Partners

➢  Joint Venture with 76 Consulting

➢  Joint Venture with XYZ Zone

➢  Green Hot, Inc

Proprietary Formulas and Calculations

(SkyCalc-Lighting) (Roof Sence) (Active ES)